JOHNSON
MUTUAL FUNDS

Summary Prospectus

Johnson International Fund

Fund Ticker: JINTX
May 1, 2016

Johnson Mutual Funds Trust
3777 West Fork Road | Cincinnati, OH | 45247
(513)661-3100 (800)541-0170 fax (513)661-4901

www.johnsonmutualfunds.com

Ticker: JINTX	MAY 1, 2016

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2016, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.johnsonmutualfunds.com. You can also get this information at no additional cost by calling (800)541-0170 or by sending an email request to prospectus@johnsonmutualfunds.com.

Investment Objective

Long term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	1.00%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost will be:

International Fund
1 Year	3 Years	5 Years	10 Years
$103	$320	$555	$1,229

JOHNSON INTERNATIONAL FUND  |  SUMMARY PROSPECTUS  |  MAY 1, 2016

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10.25% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities (common and preferred stocks) of foreign companies (possibly including emerging markets securities) that the Adviser believes offer opportunities for capital growth. The Adviser seeks to find foreign companies offering a combination of strong growth, attractive valuation and improving profitability. The Adviser looks for companies with quality characteristics such as strong management, healthy balance sheets, sustainable competitive advantages and positive growth criteria such as increasing revenues, cash flow and earnings. The Adviser expects to invest primarily in foreign companies whose equity securities are traded on U.S. stock exchanges or whose securities are available through the use of American Depositary Receipts (ADRs). The Fund may also invest in exchange- traded funds (ETFs) that invest primarily in foreign equity securities. The Fund may sell a security if the security reaches the Adviser’s valuation target, if the Adviser believes the company’s fundamentals have changed, or if the company is not performing as expected.

Principal Investment Risks

As with any mutual fund investment, the Fund’s returns may vary and you could lose money.

•	Company Risk — The Fund value might decrease in response to the activities and financial prospects of an individual company.

•	Market Risk — The Fund value might decrease in response to general market and economic conditions.

•	Volatility Risk – Common stocks tend to be more volatile than other investment choices.

•	Management Risk – The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

•	Small & Medium Sized Company Risk — In addition, the stocks of small and medium sized companies are subject to certain risks including:
-	Possible dependence on a limited product line, limited financial resources or a limited management group.
-	Less frequent trading and trading with smaller volume than larger stocks, which may make it difficult for the Fund to buy or sell the stocks.
-	Greater fluctuation in value than larger, more established company stocks.

•	Risks of Exchange Traded Funds — Investment in an ETF carries security specific risk and market risk. The performance of an ETF may not completely replicate the performance of its underlying index. The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative. The cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs.

•	Foreign Investing Risk — There may be less information publicly-available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.

•	Emerging Market Country Risk — The risk associated with investment in foreign securities is heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries and may be subject to greater social, economic and political uncertainty and instability.

•	Preferred Stock Risk — Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the adviser may incorrectly analyze the security, resulting in a loss to the Fund. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

•	Unsponsored ADR Risk — The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

JOHNSON INTERNATIONAL FUND  |  SUMMARY PROSPECTUS  |  MAY 1, 2016

Average Annual Total Returns

The chart and table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows the Fund’s returns from year to year since the Fund’s inception. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.

During the period shown, the highest return for a calendar quarter was 25.92% in the second quarter of 2009, and the lowest return was -21.75% in the third quarter of 2011.

For the Period ended: December 31, 2015	1 YEAR	5 YEAR	SINCE INCEPTION 12/08/2005
Return Before Taxes	-6.38%	1.16%	8.03%
Return After Taxes on	-7.04%	0.58%	7.47%
Distributions
Return After Taxes on	-3.06%	0.88%	6.43%
Distributions and Sale of Fund
Shares
MSCI ACWI ex US Index (reflects no deduction for fees,	-5.66%	1.06%	8.33%
expenses or taxes)

Investment Adviser

Johnson Investment Counsel, Inc.

Portfolio Managers

The Fund is managed by Brian Kute has been the manager since the Fund's inception.

Purchase or Sale of Fund Shares

Shares may be purchased or redeemed at the Fund's net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. The minimum initial investment for the Fund is $2,000. The minimum for additional purchases is $100. You may buy or sell shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the Fund's Transfer Agent, Johnson Financial, Inc., 3777 West Fork Road, Cincinnati, OH 45247. You may contact the Transfer Agent at 800-541-0170 for information about how to purchase or redeem Fund shares by wire, electronic bank transfer or exchange.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.